Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2017

1.	Russell W. Swansen has announced his retirement from Thrivent Financial, effective June 30, 2017. As a result, he will no longer serve as Chief Investment Officer of the Trust. The information provided about Mr. Swansen in the “Management of the Funds—Leadership Structure and Oversight Responsibilities” section of the Statement of Additional Information is replaced with the following:

Russell W. Swansen. Mr. Swansen has served as a Trustee on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

Interested Trustees

Name, Address and Year of Birth	Position with Trust and Length of Service	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Trustee since 2009	54	Chief Investment Officer, Thrivent Financial from 2003 to 2017.	Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, Children’s Cancer Research Fund, and Intellectual Takeout.

2.	David S. Royal will succeed Mr. Swansen as Chief Investment Officer and will be named a principal officer of Thrivent Financial following board action.

The date of this Supplement is June 26, 2017.

Please include this Supplement with your Statement of Additional Information.

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